Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Rental Commitments for Operating Leases with Non-cancelable Terms	Future minimum rental commitments for operating leases with non-cancelable terms in excess of one year as of December 31, 2018 were as follows:

Minimum rental payments
(in thousands)
2019	32,634
2020	26,839
2021	21,306
2022	15,781
2023	10,829
Thereafter	19,194
Total	126,583